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                                       CHASE MANHATTAN AUTO OWNER TRUST
                                                 SERIES 1997-A
                                        STATEMENT TO CERTIFICATEHOLDERS
====================================================================================================================================
PERIOD 21                                                                                                                  PAGE # 1
DETERMINATION10-Dec-98                                                                                             Beginning 11/1/98
DISTRIBUTION:15-Dec-98                                                                                               Ending 11/30/98
TIME: 1/5/99 15:55
                                                             CLASS A-1 5.545% MONEY MARKET ASSET BACKED NOTES
                                                             CLASS A-2 5.950% ASSET BACKED NOTES
                                                             CLASS A-3 6.250% ASSET BACKED NOTES
                                                             CLASS A-4 6.400% ASSET BACKED NOTES
                                                             CLASS A-5 6.500% ASSET BACKED NOTES
                                                             CLASS B-1 6.650% ASSET BACKED CERTIFICATES

                   ORIG PRINCIPAL      BEG PRINCIPAL       PRINCIPAL          INTEREST             TOTAL              END PRINCIPAL
   CLASS              BALANCE             BALANCE         DISTRIBUTION       DISTRIBUTION       DISTRIBUTION              BALANCE
------------------------------------------------------------------------------------------------------------------------------------
 A-1 Notes        $250,000,000.00             $0.00               $0.00             $0.00               $0.00                  $0.00

 A-2 Notes        $365,000,000.00     $2,100,834.14       $2,100,834.14        $10,416.64       $2,111,250.78                  $0.00

 A-3 Notes        $270,000,000.00   $270,000,000.00      $23,444,167.79     $1,406,250.00      $24,850,417.79        $246,555,832.21

 A-4 Notes        $165,000,000.00   $165,000,000.00               $0.00       $880,000.00         $880,000.00        $165,000,000.00

 A-5 Notes         $85,500,000.00    $85,500,000.00               $0.00       $463,125.00         $463,125.00         $85,500,000.00
------------------------------------------------------------------------------------------------------------------------------------
 NOTE TOTALS    $1,135,500,000.00   $522,600,834.14      $25,545,001.93     $2,759,791.64      $28,304,793.57        $497,055,832.21
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    B-1            $35,153,718.13    $35,153,718.13               $0.00       $194,810.19         $194,810.19         $35,153,718.13
------------------------------------------------------------------------------------------------------------------------------------
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CERTIFICATE
      TOTALS       $35,153,718.13    $35,153,718.13               $0.00       $194,810.19         $194,810.19         $35,153,718.13
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------------------------------------------------------------------------------------------------------------------------------------
   TOTALS       $1,170,653,718.13   $557,754,552.27      $25,545,001.93     $2,954,601.83      $28,499,603.76        $532,209,550.34
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                                 FACTOR   INFORMATION   PER   $1,000


                     PRINCIPAL                INTEREST            END PRINCIPAL
   CLASS            DISTRIBUTION            DISTRIBUTION             BALANCE
--------------------------------------------------------------------------------
     A-1               0.00000000           0.00000000              0.00000000
                                                             -------------------
             -------------------------------------------------------------------
     A-2               5.75570997           0.02853874              0.00000000
                                                             -------------------
             -------------------------------------------------------------------
     A-3              86.83025107           5.20833333            913.16974893
                                                             -------------------
             -------------------------------------------------------------------
     A-4               0.00000000           5.33333333          1,000.00000000
                                                             -------------------
             -------------------------------------------------------------------
    A-5                0.00000000           5.41666667          1,000.00000000
                                                             -------------------
             -------------------------------------------------------------------
Notes Totals          22.49669919           2.43046380            437.74181613
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
    B-1                0.00000000           5.54166672          1,000.00000000
-------------                                                -------------------
--------------------------------------------------------------------------------
Certificate Totals     0.00000000           5.54166672          1,000.00000000
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
   TOTALS             21.82114278           2.52389053            454.62594284
--------------------------------------------------------------------------------



(C) COPYRIGHT 1998, CHASE MANHATTAN BANK
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                                       CHASE MANHATTAN AUTO OWNER TRUST
                                                 SERIES 1997-A
                                        STATEMENT TO CERTIFICATEHOLDERS
====================================================================================================================================
------------------------------------------------------------------------------------------------------------------------------------
PERIOD 21                                                                                                          PAGE     # 2
DETERMINATION: 10-Dec-98                                                                                           Beginning 11/1/98
DISTRIBUTION: 15-Dec-98                                                                                            Ending 11/30/98
TIME: 1/5/99 15:55



                                                                                                                      per $1000
Section 5.8 (iii)    Servicing Fee                                                             $464,795.46         0.39703924


Section 5.8 (iv)     Administration Fee                                                          $1,000.00         0.00085422


Section 5.8 (vi)     Pool Balance at the end of the Collection Period                      $532,209,550.34


Section 5.8 (vii)    Repurchase Amounts for Repurchased Receivable
                                        By Seller                                                    $0.00
                                        By Servicer                                            $132,808.77
                                        TOTAL                                                  $132,808.77

Section 5.8 (viii)   Realized Net Losses for Collection Period                                 $256,553.33


Section 5.8 (ix)     Reserve Account Balance after Disbursement                             $15,966,286.51


Section 5.8 (x)      Specified Reserve Account Balance                                      $15,966,286.51


Section 5.8 (xi)     Total Distribution Amount                                              $29,573,824.73

                                        Servicing Fee                                          $464,795.46
                                        Administrative Fee                                       $1,000.00
                                        Noteholders' Distribution Amount                    $28,304,793.57
                                        Certificateholders' Distribution Amount               $ 194,810.19
                                        Deposit to Reserve Account                             $608,425.51









Section 5.8 (xii)    Noteholders' Distributable Amount


------------------------------------------------------------------------------------------------------------------------------------
Class        Principal              Interest          Total      Prin (per $1000/orig)   Int (per $1000/orig) Total (per $1000/orig)
------------------------------------------------------------------------------------------------------------------------------------
 A-1                 $0.00            $0.00             $0.00       0.00000000           0.00000000               0.00000000
 A-2         $2,100,834.14       $10,416.64     $2,111,250.78       5.75570997           0.02853874               5.78424871
 A-3        $23,444,167.79    $1,406,250.00    $24,850,417.79      86.83025107           5.20833333              92.03858441
 A-4                 $0.00      $880,000.00       $880,000.00       0.00000000           5.33333333               5.33333333
 A-5                 $0.00      $463,125.00       $463,125.00       0.00000000           5.41666667               5.41666667
------------------------------------------------------------------------------------------------------------------------------------
Total       $25,545,001.93    $2,759,791.64    $28,304,793.57      22.49669919           2.43046380              24.92716299
------------------------------------------------------------------------------------------------------------------------------------




Section 5.8 (xiii)   Certificateholders' Distributable Amount


------------------------------------------------------------------------------------------------------------------------------------
Class       Principal    Interest               Total        Prin (per $1000/orig) Int (per $1000/orig)  Total (per $1000/orig)
------------------------------------------------------------------------------------------------------------------------------------
 B-1           $0.00      $194,810.19         $194,810.19         0.00000000           5.54166672                5.54166672
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
Total          $0.00      $194,810.19         $194,810.19         0.00000000           5.54166672                5.54166672
------------------------------------------------------------------------------------------------------------------------------------




Section 5.8 (xiv)    Reserve Fund Transfer Amount                                             $ 608,425.51





(C) COPYRIGHT 1998, CHASE MANHATTAN BANK
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